                                                                   Exhibit 10.16

                          HSBC REFUND ANTICIPATION LOAN
                             PARTICIPATION AGREEMENT

                         DATED AS OF SEPTEMBER 23, 2005

NOTE: CERTAIN MATERIAL HAS BEEN OMMITTED FROM THIS AGREEMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24b-2. THE LOCATIONS OF THESE OMISSIONS ARE INDICATED THROUGHOUT THE AGREEMENT BY THE FOLLOWING MARKINGS:
[***].

                                Table of Contents

                                                                                                  Page
                                                                                                  ----
ARTICLE I         DEFINITIONS..................................................................     2
   Section 1.1.   Definitions..................................................................     2
   Section 1.2.   Rules of Construction........................................................     2
   Section 1.3.   Corporate Reorganizations....................................................     2
   Section 1.4.   Funding for Purchases of Participation Interests in HSBC RALs................     3

ARTICLE II        REPRESENTATIONS AND WARRANTIES OF HSBC BANK, HSBC TFS AND HTMAC..............     3
   Section 2.1.   Representations Incorporated by Reference....................................     3
   Section 2.2.   Representations and Warranties of HSBC Bank and HTMAC........................     3
   Section 2.3.   Representations and Warranties of HTMAC Relating to Participated HSBC RALs...     3

ARTICLE III       REPRESENTATIONS AND WARRANTIES OF BFC........................................     4
   Section 3.1.   Representations Incorporated by Reference....................................     4

ARTICLE IV        PURCHASE AND SALE OF PARTICIPATION INTERESTS.................................     4
   Section 4.1.   Purchase and Sale of Participation Interests in HSBC RALs....................     4
   Section 4.2.   Purchase Price...............................................................     5
   Section 4.3.   Payment......................................................................     5
   Section 4.4.   Right to Exclude Certain RALs................................................     5
   Section 4.5.   Certain Rights of HTMAC......................................................     6
   Section 4.6.   Information to be Furnished by HTMAC to BFC..................................     6
   Section 4.7.   True Sale and Nonconsolidation Opinions......................................     6
   Section 4.8.   Right of BFC to Sell Participation Rights....................................     7

ARTICLE V         SERVICING OF PARTICIPATED HSBC RALS..........................................     8
   Section 5.1.   Servicing Agreement..........................................................     8

ARTICLE VI        REPURCHASE OF PARTICIPATION INTERESTS........................................     8
   Section 6.1.   Repurchase Events............................................................     8
   Section 6.2.   Repurchase Remedy............................................................     8
   Section 6.3.   Procedures for Repurchase....................................................     9
   Section 6.4.   Impairment...................................................................     9

ARTICLE VII       TERM AND TERMINATION.........................................................     9
   Section 7.1.   Term.........................................................................     9
   Section 7.2.   Termination..................................................................     9
   Section 7.3.   Effect of Termination........................................................    10

ARTICLE VIII      DEFAULT OF HTMAC, HSBC BANK AND HSBC TFS AND REMEDIES OF BFC.................    10
   Section 8.1.   HTMAC Events of Default......................................................    10
   Section 8.2.   Remedies.....................................................................    10
   Section 8.3.   Default Rate.................................................................    11
   Section 8.4.   Waiver.......................................................................    11

ARTICLE IX        DEFAULT OF BFC AND REMEDIES OF HTMAC.........................................    11
   Section 9.1.   BFC Events of Default........................................................    11
   Section 9.2.   Remedies.....................................................................    11
   Section 9.3.   Default Rate.................................................................    12
   Section 9.4.   Waiver.......................................................................    12

ARTICLE X         MISCELLANEOUS................................................................    12
   Section 10.1.  Independent Evaluation.......................................................    12
   Section 10.2.  Survival.....................................................................    12
   Section 10.3.  No Waivers; Remedies Cumulative..............................................    12
   Section 10.4.  Notices......................................................................    13
   Section 10.5.  Severability.................................................................    13
   Section 10.6.  Amendments and Waivers.......................................................    13
   Section 10.7.  Successors and Assigns.......................................................    13
   Section 10.8.  Headings.....................................................................    13
   Section 10.9.  Alternative Dispute Resolution...............................................    13
   Section 10.10. Governing Law; Submission To Jurisdiction....................................    13
   Section 10.11. Waiver of Jury Trial.........................................................    14
   Section 10.12. Counterparts.................................................................    14
   Section 10.13. Entire Agreement.............................................................    14
   Section 10.14. Reinstatement................................................................    14
   Section 10.15. Advice of Counsel............................................................    15
   Section 10.16. No Strict Construction.......................................................    15
   Section 10.17. Conflict of Terms............................................................    15
   Section 10.18. Further Execution............................................................    15
   Section 10.19. Expenses.....................................................................    15
   Section 10.20. No Implied Relationship......................................................    15
   Section 10.21. No Third Party Beneficiaries.................................................    15
   Section 10.22. Limitation of Scope of Representations and Warranties and Other Disclosures..    16

                          HSBC REFUND ANTICIPATION LOAN
                             PARTICIPATION AGREEMENT

     This HSBC Refund Anticipation Loan Participation Agreement (this "Participation Agreement"), dated as of September 23, 2005, is made by and among the following parties:

Household Tax Masters Acquisition Corporation, a Delaware corporation ("HTMAC");

Block Financial Corporation, a Delaware corporation ("BFC");

HSBC Bank USA, National Association, a national banking association ("HSBC Bank"); and

HSBC Taxpayer Financial Services, Inc., a Delaware corporation ("HSBC TFS").

                                    RECITALS

     A. HSBC Bank offers banking products and services, including HSBC RALs offered through Block Offices and the Block Digital Channel.

     B. HTMAC purchases participation interests in HSBC RALs originated by HSBC Bank.

     C. BFC offers financial products and services to individuals and business entities, and purchases loans and participation interests in loans originated by third party lenders.

     D. Simultaneously with the execution of this Participation Agreement, HSBC Bank, HTMAC, HSBC TFS and certain of their Affiliates and BFC and certain of its Affiliates are entering into the HSBC Settlement Products Retail Distribution Agreement, dated as of the date hereof, as from time to time amended, restated, supplemented or otherwise modified (the "Retail Distribution Agreement"), and other agreements related thereto.

     E. Simultaneously with the execution of this Participation Agreement, HSBC Bank, HTMAC, HSBC TFS and BFC are entering into the Servicing Agreement to set forth the terms and conditions pursuant to which HSBC TFS will service, administer and collect HSBC RALs originated by HSBC Bank.

     F. HSBC Bank, HTMAC, HSBC TFS and BFC desire to enter into this Participation Agreement to set forth the terms and conditions of HTMAC's sales to BFC, and BFC's purchases from HTMAC, of Participation Interests in certain HSBC RALs originated by HSBC Bank.

                                    AGREEMENT

     ACCORDINGLY, the parties to this Participation Agreement hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     Section 1.1. Definitions. For all purposes of this Participation Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Appendix of Defined Terms and Rules of Construction attached to the Retail Distribution Agreement as APPENDIX A, which is hereby incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein. In the event that any definition specified in this Participation Agreement for any capitalized term is inconsistent with the definition specified for such term in the Appendix of Defined Terms and Rules of Construction attached to the Retail Distribution Agreement as APPENDIX A, the definition in the Appendix of Defined Terms and Rules of Construction attached to the Retail Distribution Agreement as APPENDIX A shall govern.

     Section 1.2. Rules of Construction. For all purposes of this Participation Agreement, unless the context otherwise requires, the rules of construction set forth in the Appendix of Defined Terms and Rules of Construction attached to the Retail Distribution Agreement as APPENDIX A shall be applicable to this Participation Agreement.

     Section 1.3. Corporate Reorganizations.

          (a) The Block Companies may assign their rights and obligations under this Participation Agreement to one or more Subsidiaries of H&R Block without the consent of the HSBC Companies if (i) such assignment is desirable in connection with a reorganization of the business operations of H&R Block's Subsidiaries, (ii) such contemplated assignment will not materially adversely affect any right or obligation of any HSBC Company under this Participation Agreement, and (iii) the contemplated assignee (A) is a wholly owned (direct or indirect) Subsidiary of H&R Block and (B) has the operational and financial capacity to meet all obligations of the assigning Block Company under this Participation Agreement contemplated to be assigned to it (a "Permitted Block Assignment"). The assigning Block Companies shall provide each of the HSBC Companies at least sixty (60) days prior written notice of any contemplated Permitted Block Assignment. The parties hereto agree to amend this Participation Agreement to the extent necessary to reflect such Permitted Block Assignment.

          (b) The HSBC Companies may assign their rights and obligations under this Participation Agreement to one or more Subsidiaries of HSBC North American Holdings, Inc. without the consent of the Block Companies if (i) such assignment is desirable in connection with a reorganization of the business operations of HSBC North American Holdings, Inc.'s Subsidiaries, (ii) such contemplated assignment will not materially adversely affect any right or obligation of any Block Company under this Participation Agreement, and (iii) the contemplated assignee (A) is a wholly owned (direct or indirect) Subsidiary of HSBC North American Holdings, Inc., (B) only with respect to any assignment by HSBC Bank under this Section 1.3(b), is a national bank or federal savings association and
(C) has the operational and financial capacity to meet all obligations of the assigning HSBC Company under this Participation Agreement contemplated to be assigned to it (a "Permitted HSBC Assignment"). The assigning HSBC Companies shall provide each of the Block Companies at least sixty (60) days prior written notice of any contemplated Permitted HSBC Assignment. The parties hereto agree to amend this Participation Agreement to the extent necessary to reflect such Permitted HSBC Assignment.

     Section 1.4. Funding for Purchases of Participation Interests in HSBC RALs.

HSBC TFS shall use its best efforts to obtain board of directors' and all other required approvals of one of its Affiliates, or of a third party lender, on or before July 1, 2006, to furnish a commitment to BFC for funding of the purchase of Participation Interests in HSBC RALs pursuant to this Participation Agreement; provided, that BFC timely furnishes such information as is reasonably requested by such lender, such funding to be provided to BFC at an interest rate of [***]. BFC shall provide a preliminary written notice to HTMAC no later than September 1st of the year preceding each Tax Period during the Term requesting funding for the purchase of Participation Interests during the next Tax Period, which preliminary request shall be confirmed by BFC pursuant to a final written notice to HTMAC to be delivered no later than October 1st of such year preceding such Tax Period.

Each Affiliate of HSBC TFS or third party lender, as applicable, and BFC shall pay their own legal fees and expenses to document the funding arrangements described in this Section 1.4.

                                   ARTICLE II
         REPRESENTATIONS AND WARRANTIES OF HSBC BANK, HSBC TFS AND HTMAC

     Section 2.1. Representations Incorporated by Reference. HSBC Bank, HSBC TFS and HTMAC each represent and warrant, with respect to itself only, to BFC that each representation and warranty made by it in Article IV of the Retail Distribution Agreement is true and correct, each and all of which are made as of the date hereof and (except the representations and warranties in Section 4.6 of the Retail Distribution Agreement) as of each day during the term of this Participation Agreement.

     Section 2.2. Representations and Warranties of HSBC Bank and HTMAC. HSBC Bank and HTMAC hereby represent and warrant to BFC, as of each Closing Date (prior to a purchase of BFC of a participation interest hereunder), that HSBC Bank has sold and HTMAC has purchased a one hundred percent (100%) participation interest in all of HSBC Bank's right, title and interest in and to each HSBC RAL, free and clear of any Lien of any Person claiming under or through HSBC Bank or any of its Affiliates.

     Section 2.3. Representations and Warranties of HTMAC Relating to Participated HSBC RALs. HTMAC hereby represents and warrants to BFC, as of each Closing Date:

          (a) Eligible RAL. Each Participated HSBC RAL is an Eligible RAL.

          (b) Sale and Ownership; Title. Each conveyance of a Participation Interest by HTMAC to BFC on such Closing Date constitutes either (i) a valid sale, transfer, assignment, set over and conveyance to BFC of all right, title and interest of HTMAC in and to such Participation Interest, free and clear of any Lien of any Person claiming through or under HTMAC or any of its Affiliates, or (ii) if it is ultimately determined by a court of competent jurisdiction that a sale of a Participation Interest from HTMAC to BFC did not occur, then such conveyance constitutes a grant of a security interest (as defined in the UCC as in effect in the applicable state) by HTMAC to BFC in each Participation Interest purportedly conveyed and this Participation Agreement constitutes a security agreement with respect thereto. On each Closing Date, immediately prior to any such sale of (or grant of a security interest in) a Participation Interest, HTMAC will be the sole legal and beneficial owner of, and will have marketable title to, the Participation Interest, free and clear of any Lien (other than the interests of BFC contemplated by this Participation Agreement). Neither HTMAC nor any Person claiming through or under HTMAC or any of its Affiliates shall have any claim to or interest in such Participation Interest, except for any interest of HTMAC therein as a "debtor" (specifically, as seller of payment intangibles) for purposes of Article 9 of the UCC.

                                   ARTICLE III
                      REPRESENTATIONS AND WARRANTIES OF BFC

     Section 3.1. Representations Incorporated by Reference. BFC hereby represents and warrants to HTMAC that each representation and warranty made by BFC in Article III of the Retail Distribution Agreement is true and correct, each and all of which are made as of the date hereof and (except the representations and warranties in Section 3.6 of the Retail Distribution Agreement) as of each day during the term of this Participation Agreement.

                                   ARTICLE IV
                  PURCHASE AND SALE OF PARTICIPATION INTERESTS

     Section 4.1. Purchase and Sale of Participation Interests in HSBC RALs.

          (a) Purchase and Sale of Participation Interests. Except as otherwise provided herein, HTMAC shall sell to BFC, and BFC shall purchase from HTMAC, a Participation Interest in each HSBC RAL originated pursuant to any Distribution Agreement. Each such Participation Interest shall be purchased by BFC on the first Business Day following the Business Day on which the Disbursement Check for such HSBC RAL has been presented to HSBC Bank for payment or Electronic Disbursement for such HSBC RAL has been made by HSBC Bank. HTMAC shall convey each Participation Interest to BFC upon BFC's payment to HTMAC of the Purchase Price with respect to each such Participation Interest as set forth in Section
4.3. If and to the extent that any conveyance of a Participation Interest is not deemed a sale of a Participation Interest, (i) HTMAC hereby grants to BFC a security interest in each Participation Interest that was purportedly conveyed,
(ii) this Participation Agreement shall constitute a security agreement with respect to such Participation Interest under applicable Law and (iii) HTMAC authorizes the filing of such financing and continuation statements with respect to Participation Interests hereafter created or arising. Except for the representations and warranties expressly made by HTMAC in this Participation Agreement, Participation Interests (and the acquisition thereof by BFC) shall be without recourse to HTMAC.

          (b) Applicable Percentage. The Applicable Percentage for each Tax Period during the term of this Participation Agreement shall be 49.999999%; provided, however, that (i) BFC may elect to reduce the Applicable Percentage to zero (0) for a particular Tax Period, by giving notice of BFC's election to HTMAC on or before September 1 immediately prior to such Tax Period; (ii) BFC may elect to reduce the Applicable Percentage to zero (0) for any applicable

Tax Period (or any remaining portion thereof) from and after January 30 of such Tax Period, by giving notice of BFC's election to HTMAC on or before January 20 of such Tax Period for which the election is applicable; and (iii) BFC may elect to reduce the Applicable Percentage to zero (0) at any time if BFC has exceeded its internal funding limit, by giving notice thereof as soon as practicable, but no later than 8:30 a.m., New York time, on the date of the reduction of the Applicable Percentage to zero (0), it being understood that the reduction of the Applicable Percentage to zero (0) shall only be in effect during the periods of time BFC has exceeded its internal funding limit.

     Section 4.2. Purchase Price. The Purchase Price for each Participation Interest on each Closing Date shall be equal to the product of (a) the Applicable Percentage on such Closing Date, multiplied by (b) the Principal Amount minus the RAL Fees and the Refund Account Fees of the HSBC RAL in which a Participation Interest in being purchased.

     Section 4.3. Payment. Each Business Day, not later than 8:30 a.m., New York time, HTMAC shall provide to BFC a list of the number and amount of Disbursement Checks presented to HSBC Bank for payment and Electronic Disbursements made by HSBC Bank for HSBC RALs on the previous Business Day (excluding those Disbursement Checks and Electronic Disbursements related to any HSBC RALs excluded pursuant to Section 4.4), together with the aggregate Purchase Price for the Participation Interests corresponding to such HSBC RALs. BFC shall pay to HTMAC the full amount of such Purchase Price not later than 4:30 p.m., New York time, on the Business Day on which such notice is received. Such payment shall be made via wire transfer to such domestic account designated by HTMAC by notice to BFC from time to time, in United States dollars.

     Section 4.4. Right to Exclude Certain RALs.

          (a) BFC may in its reasonable discretion elect not to purchase Participation Interests in any group or groups of HSBC RALs, for any remaining portion of a Tax Period and/or for any future Tax Periods, for any of the following reasons: (i) to comply with applicable Laws on advice of BFC's counsel; (ii) to comply with a court order or a cease and desist order; (iii) to comply with an agreement with any federal or state regulatory authority; or (iv) any combination of the foregoing reasons.

          (b) HTMAC or HSBC Bank may in its reasonable discretion elect not to sell Participation Interests in any group or groups of HSBC RALs, for any remaining portion of a Tax Period and/or for any future Tax Periods, for any of the following reasons: (i) to comply with applicable Laws; (ii) to comply with a court order or a cease and desist order; (iii) to comply with an agreement with any federal or state regulatory authority; or (iv) any combination of the foregoing reasons. Upon any such election, the parties shall negotiate in good faith to promptly amend this Participation Agreement to the extent necessary to achieve economic results for BFC that are comparable to the economic results that BFC would have achieved had such election not been made.

          (c) Either BFC or HTMAC shall make such elections to exclude certain RALs by giving notice of such election to the other party, which notice shall specify the group or groups of HSBC RALs that the notifying party elects to exclude, the reason for such exclusion and the remaining portion of a Tax Period or future Tax Periods with respect to which such RALs shall be excluded, which election shall become effective ten
(10) days after the giving of such notice.

     Section 4.5. Certain Rights of HTMAC. The following obligations of BFC under this Section 4.5 shall survive any termination of the obligations of HTMAC to sell, and the obligations of BFC to purchase, Participation Interests in HSBC RALs pursuant to Section 4.1 and all other events and conditions whatever:

          (a) Reimbursement. If, at any time, HTMAC is required to return or pay over any payment received by, or application of funds made by, HTMAC on account of any Participated HSBC RAL, BFC, promptly upon notice from HTMAC, shall pay to HTMAC an amount equal to the Applicable Percentage of the amount (net of related Defaulted RAL Collection Fees retained by the Servicer pursuant to the Servicing Agreement) so returned or paid over, together with the Applicable Percentage of any interest or penalties payable with respect to such Participated HSBC RAL.

          (b) Payover. If BFC receives any payment for any HSBC RAL, BFC shall deliver such payment to the Servicer for deposit into the applicable Deposit Account as provided in Section 3.2 of the Servicing Agreement.

     Section 4.6. Information to be Furnished by HTMAC to BFC. HTMAC shall provide to BFC, as of January 31, April 30, July 31, and October 31 of each year during the Term, a listing by Tax Period of the Principal Amounts and amounts owing on all unpaid Participated HSBC RALs, unique customer identifiers related thereto, type of HSBC RAL, EIC indicator and any other information related thereto mutually agreeable to the parties, such information to be provided within five (5) Business Days after such dates. BFC shall not use such information for any purpose other than asset verification and trend analysis and agrees to hold such information in confidence and not to disclose such information to any party other than its accountants and its legal counsel, subject to the terms and conditions of Section 16.1 of the Retail Distribution Agreement.

     Section 4.7. True Sale and Nonconsolidation Opinions. Upon BFC's request, HTMAC agrees to use commercially reasonable efforts to obtain for BFC (a) a "true sale" opinion of counsel to HTMAC with respect to the sale by HTMAC and the purchase by BFC or its Affiliates of the Participation Interests in the HSBC RALs, and (b) a "nonconsolidation" opinion of counsel to HTMAC with respect to HTMAC and any other Affiliate of HTMAC that owns the Participation Interests prior to such sale and purchase, in both cases in form and substance typically employed in off-balance sheet financing or sale transactions generally; provided, however, that in connection with such efforts (A) HTMAC shall not be obligated to restructure the terms of any Program Contract in any way that will have a Material Adverse Effect upon the economic interests of HTMAC or its Affiliates, and (B) the failure of HTMAC to obtain such opinions (after making commercially reasonable efforts to do so) shall not constitute a breach of any of HTMAC's obligations under this Participation Agreement and shall in no event give rise to any liability on the part of HTMAC or any of its Affiliates. With respect to such opinions for a particular Tax Period, (i) BFC shall request such opinions as soon as reasonably possible during the immediately preceding calendar year, and in any event, no later than September 1st of such preceding calendar year absent major structural changes to the terms of any Program Contract made or proposed by HTMAC or its Affiliates, (ii) BFC shall identify the entity, if any, with whom it intends to effectuate any financing or sale transaction, and the proposed structure of such financing or sale transaction, as soon as reasonably possible during the immediately preceding calendar year, and in any event, no later than September 1st of such preceding calendar year absent major structural changes to the terms of any Program Contract made or proposed by HTMAC or its Affiliates, and (iii) BFC, HTMAC and its Affiliates shall cooperate and use commercially reasonable efforts to complete all changes to the terms of all Program Contracts, if any, and the legal documents and agreements reflecting such changes, if any, as soon as reasonably possible during the immediately preceding calendar year, and in any event no later than October 15th of such preceding calendar year absent major structural changes to any such agreement made or proposed by BFC or HTMAC or its Affiliates. BFC shall be solely responsible for all legal fees of the parties associated with any opinion undertaken pursuant to this Section 4.7. In connection with any request by BFC for an opinion pursuant to this Section 4.7 for a particular Tax Period, HTMAC shall, upon reasonable request by BFC, provide to BFC copies of all material operative agreements executed by HTMAC or its Affiliates relating to the origination of RALs by the Originator, or the sale and servicing of HTMAC's retained interests in the HSBC RALs, for such Tax Period, as well as all material operative agreements executed by HTMAC or its Affiliates relating to the financing or sale of such retained interests for such Tax Period, in each case only to the extent (y) such agreements are reasonably necessary to be reviewed by BFC in connection with the opinions contemplated by this Section 4.7, and (z) the terms of such agreements permit disclosure to third parties; provided, however, that HTMAC shall not add any provision to any such agreement that unreasonably prohibits disclosure to BFC, its accountants or counsel engaged in connection with the issuance of any opinion pursuant to this
Section 4.7, or the entity, if any, engaged by BFC to effectuate any financing or sale transaction. BFC hereby agrees to hold all such agreements in strict confidence and not to provide any copies or disclose any terms therein to any party other than its accountants, its counsel and the entity, if any, with whom BFC proposes to effectuate any financing or sale transaction, subject to the terms and provisions of Section 16.1 of the Retail Distribution Agreement (provided that references therein to any Program Contract shall be deemed to be references to such material operative agreements for purposes of this sentence); provided, however, that, notwithstanding any other provision in this Participation Agreement, if such entity or an Affiliate of such entity is deemed by HTMAC to be a competitor of HTMAC in the making or servicing of RALs, then the disclosure of such agreements to such entity may be restricted by HTMAC to the extent deemed necessary by HTMAC, in its sole discretion, to protect its business interests and trade secrets.

     Section 4.8. Right of BFC to Sell Participation Rights. If BFC has elected not to purchase a Participation Interest as to any Tax Period, BFC shall have the right to sell, assign and transfer its rights to purchase Participation Interests as to such Tax Period without the consent of HTMAC if (a) such contemplated sale and assignment will not materially adversely affect any right or obligation of HTMAC under this Participation Agreement, and (b) the contemplated purchasers and assignees (i) have the operational and financial capacity to meet all obligations of BFC under this Participation Agreement contemplated to be assigned to them and (ii) are not, and will not become upon effectiveness of such contemplated purchase and assignment, subject to any Law or consent that could reasonable be deemed to require any Governmental Approval or third-party consent, that has not been obtained, to carry out any of the obligations contemplated to be purchased and assigned to them. BFC shall provide HTMAC at least five (5) Business Days prior notice of any contemplated sale and assignment, which notice shall specify the portion of BFC's rights to purchase Participation Interests which it proposes to sell, the Person or Persons to whom it proposes to sell such rights, the price and the terms and conditions of the proposed sale of such rights contained in any bona fide offer to purchase such rights (the "Offer"). Within five (5) Business Days after such notice, HTMAC or its Affiliates may elect, upon notice to BFC, to purchase from BFC the rights to purchase Participation Interests proposed to be sold, at the price and on the terms and conditions set forth in the Offer. If HTMAC or its Affiliates do not so elect to purchase BFC's rights, BFC shall have the right to sell such rights to the Person or Persons, at the price and on the terms and conditions specified in the Offer, for a period of forty (40) days after BFC's notice of the Offer to HTMAC.

                                    ARTICLE V
                       SERVICING OF PARTICIPATED HSBC RALS

     Section 5.1. Servicing Agreement. HSBC Bank, HTMAC, BFC and HSBC TFS (as Servicer) are parties to the Servicing Agreement executed concurrently herewith pursuant to the terms of which the Servicer shall perform all servicing acts with respect to Participated HSBC RALs including, but not limited to, performing payment processing, record keeping, collecting and monitoring all payments made with respect to Participated HSBC RALs, other routine customer service functions and distribution of funds.

                                   ARTICLE VI
                      REPURCHASE OF PARTICIPATION INTERESTS

     Section 6.1. Repurchase Events.

          (a) If HTMAC shall breach any of its representations and warranties made in Section 2.3 and the HSBC RAL underlying such Participation Interest was not fully collected by December 31 immediately following the Tax Period in which such HSBC RAL was originated, then BFC shall have the repurchase rights set forth in Section 6.2.

          (b) If a Participated HSBC RAL is not an Eligible RAL as a result of the failure to satisfy the conditions set forth in the definition of Eligible RAL (contingent on that failure not being caused by any action or inaction by BFC to perform its explicit obligations under this Participation Agreement), and such Participated HSBC RAL was not fully collected by December 31 immediately following the Tax Period in which such HSBC RAL was originated, then BFC shall have the repurchase rights set forth in Section 6.2.

     Section 6.2. Repurchase Remedy. In the event of a breach as set forth in
Section 6.1, then, upon the earlier to occur of the discovery by BFC of such breach or event, or receipt by BFC of notice from HTMAC of such breach or event, BFC may by notice then given in writing to HTMAC direct HTMAC to repurchase the Participation Interest in each such Participated HSBC RAL within thirty (30) days of such notice (or within such longer period as may be specified in such notice but in no event later than one hundred twenty (120) days) on a date specified by BFC occurring within such applicable period, on the terms and conditions set forth in Section 6.3.

     Section 6.3. Procedures for Repurchase. When the provisions of Section 6.2 require repurchase of a Participation Interest, HTMAC shall purchase such Participation Interest by remitting to BFC an amount equal to the Repurchase Value of the Participation Interest as of the date of such repurchase. Such remittance shall be made to BFC at such account designated by BFC by notice to HTMAC, in United States dollars and in immediately available funds, without setoff, withholding, counterclaim or other deduction of any nature whatsoever. Upon such remittance, BFC shall automatically and without further action be deemed to transfer, assign, set over and otherwise convey to HTMAC, without recourse, representation or warranty (except for the warranty that since the date of conveyance by HTMAC to BFC, BFC has not sold, transferred or encumbered any such Participation Interest), all right, title and interest of BFC in and to such Participation Interest. BFC shall execute such documents and instruments of transfer and assignment and take other actions as shall reasonably be requested by HTMAC to evidence the conveyance of such Participation Interest, all monies due or to become due with respect thereto and all proceeds thereof pursuant to this Section 6.3. The obligation of HTMAC to repurchase Participation Interests in HSBC RALs in accordance with this Section 6.3 shall constitute the sole remedy respecting the occurrence of the events specified in Section 6.1.

     Section 6.4. Impairment. For the purposes of this Article VI, proceeds of a HSBC RAL shall not be deemed to be impaired hereunder solely because such proceeds are held by HTMAC for more than the applicable period under Section 9-315(d) of the UCC as in effect in the State of Delaware.

                                   ARTICLE VII
                              TERM AND TERMINATION

     Section 7.1. Term. The "Initial Term" of this Participation Agreement shall commence as of July 1, 2006 and shall expire on June 30, 2011. In the event the Block Companies elect to renew the Retail Distribution Agreement for not more than two (2) successive one year periods (each such one year period is referred to as a "Renewal Term"), this Participation Agreement shall be automatically renewed for each Renewal Term so elected by the Block Companies, unless BFC elects not to renew this Participation Agreement for a Renewal Term by providing written notice to HSBC Bank and HTMAC not later than ninety (90) days prior to the expiration of the Initial Term or, if the Participation Agreement was renewed, the Renewal Term. The Initial Term and any Renewal Term(s) are collectively referred to as the "Term". Notwithstanding the provisions of this
Section 7.1, this Participation Agreement may be terminated prior to the expiration of the Initial Term or any Renewal Term in accordance with the provisions of Section 7.2.

     Section 7.2. Termination.

          (a) This Participation Agreement may be terminated as follows:

               (1) upon the mutual written agreement of all of the parties hereto;

               (2) upon the expiration or termination of the Retail Distribution Agreement;

               (3) by BFC in accordance with Section 18.2(b) of the Retail Distribution Agreement; or

               (4) by HTMAC in accordance with Section 19.2(b) of the Retail Distribution Agreement.

          (b) BFC may terminate this Participation Agreement pursuant to Section 8.2(b).

          (c) HTMAC may terminate this Participation Agreement pursuant to
Section 9.2(b).

     Section 7.3. Effect of Termination. Termination pursuant to Section 7.2 shall not affect the rights or obligations of the parties to this Participation Agreement or any other Program Contract arising prior to the termination of this Participation Agreement, including the obligations of the Servicer under the Servicing Agreement.

                                  ARTICLE VIII
          DEFAULT OF HTMAC, HSBC BANK AND HSBC TFS AND REMEDIES OF BFC

     Section 8.1. HTMAC Events of Default. The occurrence of any one or more of the following events for any reason whatsoever (whether voluntary or involuntary, by operation of Law or otherwise) shall constitute an event of default with respect to HTMAC. The occurrence of any one or more of the following events with respect to HSBC Bank or HSBC TFS, as applicable, for any reason whatsoever (whether voluntary or involuntary, by operation of Law or otherwise) shall constitute an event of default with respect to HSBC Bank or HSBC TFS, as applicable.

          (a) HTMAC, HSBC Bank or HSBC TFS, as applicable, fails to observe or perform any covenant applicable to it contained in this Participation Agreement (or, in the event such covenant does not contain a Material Adverse Effect qualification, so long as such failure could reasonably be expected to have a Material Adverse Effect), following receipt of notice of such failure and the same shall remain unremedied for five (5) days or more following receipt of such notice;

          (b) any representation, warranty, certification or statement made by HSBC Bank, HSBC TFS or HTMAC, as applicable, in this Participation Agreement is incorrect in any respect (or, in the event such representation, warranty, certification or statement made in this Participation Agreement does not contain a Material Adverse Effect qualification, so long as such incorrect representation, warranty, certification or statement could reasonably be expected to have a Material Adverse Effect); or

          (c) a HSBC Event of Default occurs under the Retail Distribution Agreement.

     Section 8.2. Remedies. If any event of default by HTMAC under Section 8.1 has occurred and is continuing and adversely affects BFC, the following actions may be taken:

          (a) Termination. BFC may terminate this Participation Agreement. If BFC terminates, this Participation Agreement under this Section 8.2(a), BFC shall promptly provide written notice to HTMAC. The effective date of termination shall be the date such corresponding notice was received by HTMAC.

          (b) Other Rights and Remedies. BFC may exercise any rights and remedies provided to it under this Participation Agreement or at law or equity.

     Section 8.3. Default Rate. If any event of default of HTMAC has occurred and is continuing, and all or any portion of the Obligations hereunder of HTMAC are outstanding, such Obligations or any portion thereof shall bear interest at the Default Rate until such Obligations or such portion thereof plus all interest thereon are paid in full.

     Section 8.4. Waiver. BFC may waive, in writing, any event of default of HTMAC, HSBC Bank or HSBC TFS, as applicable. Upon any such waiver of a past event of default of HTMAC, HSBC Bank or HSBC TFS, as applicable, such event of default shall cease to exist; provided, however, that such waiver shall not excuse or discharge any Obligations relating to or liabilities arising from such event of default. No such waiver shall extend to any subsequent or other event of default of HTMAC, HSBC Bank or HSBC TFS, as applicable, or impair any right consequent thereon except to the extent expressly so waived.

                                   ARTICLE IX
                      DEFAULT OF BFC AND REMEDIES OF HTMAC

     Section 9.1. BFC Events of Default. The occurrence of any one or more of the following events for any reason whatsoever (whether voluntary or involuntary, by operation of Law or otherwise) shall constitute an event of default with respect to BFC:

          (a) BFC fails to observe or perform any covenant applicable to it contained in this Participation Agreement (or, in the event such covenant does not contain a Material Adverse Effect qualification, so long as such failure could reasonably be expected to have a Material Adverse Effect), and the same shall remain unremedied for five (5) days or more following receipt of written notice of such failure;

          (b) any representation, warranty, certification or statement made by BFC in or pursuant to this Participation Agreement is incorrect in any respect (or, in the event such representation, warranty, certificate or statement made in this Participation Agreement does not contain a Material Adverse Effect qualification, so long as such incorrect representation, warranty, certification or statement could reasonably be expected to have a Material Adverse Effect); or

          (c) a Block Event of Default occurs under the Retail Distribution Agreement.

     Section 9.2. Remedies. If any event of default by BFC under Section 9.1 has occurred and is continuing and adversely affects HTMAC, HSBC Bank or HSBC TFS, as applicable, the following actions may be taken:

          (a) Termination. HTMAC, HSBC Bank or HSBC TFS, as applicable, may terminate this Participation Agreement. If any of HTMAC, HSBC Bank or HSBC TFS, as applicable, terminates this Participation Agreement under this Section 9.2(a), such party shall promptly provide written notice to BFC. The effective date of termination shall be the date such corresponding notice was received by BFC.

          (b) Other Rights and Remedies. HTMAC, HSBC Bank or HSBC TFS, as applicable, may exercise any rights and remedies provided to it under this Participation Agreement or at law or equity.

     Section 9.3. Default Rate. If any event of default of BFC has occurred and is continuing, and all or any portion of the Obligations hereunder of BFC are outstanding, such Obligations or any portion thereof shall bear interest at the Default Rate until such Obligations or such portion thereof plus all interest thereon are paid in full.

     Section 9.4. Waiver. HTMAC, HSBC Bank or HSBC TFS, as applicable, may waive, in writing, any event of default of BFC. Upon any such waiver of a past event of default of BFC, such event of default of BFC shall cease to exist; provided, however, that such waiver shall not excuse or discharge any Obligations relating to or liabilities arising from such event of default of BFC. No such waiver shall extend to any subsequent or other event of default of BFC or impair any right consequent thereon except to the extent expressly so waived.

                                    ARTICLE X
                                  MISCELLANEOUS

     Section 10.1. Independent Evaluation. BFC expressly acknowledges that except as provided in Article II and the other Program Contracts, HSBC Bank, HSBC TFS and HTMAC have not made any representation or warranty, express or implied, to BFC and no act by HSBC Bank, HSBC TFS or HTMAC heretofore or hereafter taken shall be deemed to constitute any representation or warranty by HSBC Bank, HSBC TFS or HTMAC to BFC; and (b) in connection with its entry into and its performance of its obligations under this Participation Agreement, BFC has made and shall continue to make its own independent investigation of the economic and credit risks associated with the purchase of Participation Interests.

     Section 10.2. Survival.

          (a) The rights and obligations of the parties hereto under Sections 1.1, 1.2, 1.3, 1.4(b), 4.5 and 4.6, Article V and Article VI of this Participation Agreement, shall survive the expiration or termination of this Participation Agreement until such time as no obligations of such parties thereunder are due and owing.

          (b) The (i) representations and warranties of the parties hereto and
(ii) the rights and obligations of the parties hereto under Sections 8.2, 8.3,
9.2 and 9.3 and Article X of this Participation Agreement shall survive the expiration or termination of this Participation Agreement indefinitely.

     Section 10.3. No Waivers; Remedies Cumulative. No failure or delay by any party hereto in exercising any right, power or privilege under this Participation Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law, by other agreement or otherwise.

     Section 10.4. Notices. All notices, requests and other communications to any party hereunder shall be provided in the manner set forth in Section 22.3 of the Retail Distribution Agreement.

     Section 10.5. Severability. In case any provision of, or obligation under, this Participation Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     Section 10.6. Amendments and Waivers. Any provision of this Participation Agreement may be amended or waived only if such amendment or waiver is in writing and is signed by all of the parties hereto.

     Section 10.7. Successors and Assigns. The provisions of this Participation Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, no such party may assign or otherwise transfer any of its rights under this Participation Agreement without the prior written consent of all parties signatory hereto except as provided in Sections 1.3, 4.8 or Article VI hereof.

     Section 10.8. Headings. Headings and captions used in this Participation Agreement (including all exhibits and schedules thereto) are included herein for convenience of reference only and shall not constitute a part of this Participation Agreement for any other purpose or be given any substantive effect.

     Section 10.9. Alternative Dispute Resolution. ANY DISPUTE BETWEEN OR AMONG THE PARTIES HERETO ARISING OUT OF OR RELATING TO THIS PARTICIPATION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN (EXCEPT JUDICIAL ACTION FOR SPECIFIC PERFORMANCE OR INJUNCTIVE RELIEF) SHALL BE RESOLVED AMONG THE PARTIES TO SUCH DISPUTE BY NEGOTIATION, MEDIATION AND ARBITRATION IN ACCORDANCE WITH THE PROVISIONS OF ARTICLE XXI OF THE RETAIL DISTRIBUTION AGREEMENT, WHICH ARE INCORPORATED HEREIN BY REFERENCE.

     Section 10.10. Governing Law; Submission To Jurisdiction. THIS PARTICIPATION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF MISSOURI. WITHOUT LIMITING THE EFFECT OF
SECTION 10.9 HEREOF AND ARTICLE XXI OF THE RETAIL DISTRIBUTION AGREEMENT, EACH OF THE PARTIES HERETO HEREBY (A) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND/OR STATE COURTS SITTING IN ST. LOUIS, MISSOURI FOR PURPOSES OF ALL LEGAL PROCEEDINGS FOR SPECIFIC PERFORMANCE OR INJUNCTIVE RELIEF PERMITTED

BY SECTION 21.12 OF THE RETAIL DISTRIBUTION AGREEMENT, (B) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, (C) IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN SUCH PROCEEDING THE MANNER PROVIDED FOR NOTICES IN SECTION 10.4 AND (D) AGREES THAT NOTHING IN THIS PARTICIPATION AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS PARTICIPATION AGREEMENT TO SERVE PROCESS IN ANY SUCH PROCEEDING IN ANY OTHER MANNER PERMITTED BY LAW.

     Section 10.11. Waiver of Jury Trial. WITHOUT LIMITING THE EFFECT OF SECTION 10.9, EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING OUT OF OR RELATING TO THIS PARTICIPATION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     Section 10.12. Counterparts. This Participation Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Participation Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto.

     Section 10.13. Entire Agreement. This Participation Agreement and the other Program Contracts constitute the entire agreement and understanding among the parties hereto, and supersede and extinguish any and all prior agreements and understandings, oral or written relating to the operation of the Settlement Products Program on and after July 1, 2006. For the avoidance of doubt, (i) this Participation Agreement and the other Program Contracts shall govern the operation of the Settlement Products Program on and after July 1, 2006, (ii) the Prior Program Agreements shall continue to govern the operation of the current program until their expiration on June 30, 2006 in accordance with their terms, and (iii) nothing in this Participation Agreement or the other Program Contracts shall affect the rights and obligations of the parties to the Prior Program Agreements, whenever arising, under such Prior Program Agreements, which remain valid and enforceable in accordance with their terms.

     Section 10.14. Reinstatement. This Participation Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any party hereto for liquidation or reorganization, should any party hereto become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any party's assets or properties, and shall continue to be effective or to be reinstated, as the case may be, if at any time payment and performance of the obligations hereunder, or any part thereof, is, pursuant to applicable Law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of such obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the obligations hereunder shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

     Section 10.15. Advice of Counsel. Each of the parties represents to each other party hereto that it has discussed this Participation Agreement with its counsel.

     Section 10.16. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Participation Agreement. In the event any ambiguity or question of intent or interpretation arises, this Participation Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Participation Agreement.

     Section 10.17. Conflict of Terms. Except as otherwise provided in this Participation Agreement or any of the other Program Contracts by specific reference to the applicable provisions of this Participation Agreement, if any provision contained in this Participation Agreement conflicts with any provision in any of the other Program Contracts, other than the Indemnification Agreement or the Retail Distribution Agreement, the provisions contained in this Participation Agreement shall govern and control. If there is a conflict between this Participation Agreement and the Retail Distribution Agreement (but not the Indemnification Agreement), then the Retail Distribution Agreement shall control. If there is a conflict between this Participation Agreement and the Indemnification Agreement, the Indemnification Agreement shall control.

     Section 10.18. Further Execution. Each party hereto shall execute any and all documents as are necessary or desirable to consummate the transactions contemplated hereby.

     Section 10.19. Expenses. Except as otherwise provided herein or in any Program Contract, each party hereto shall pay its own expenses, including the expenses of its own counsel and its own accountants, in connection with the consummation of the transactions contemplated by this Participation Agreement.

     Section 10.20. No Implied Relationship. Notwithstanding any provision herein to the contrary:

          (a) This Participation Agreement shall not be construed to establish a partnership or joint venture between the parties hereto.

          (b) All personnel employed or otherwise engaged by any party hereto to perform the obligations and duties of such party hereunder shall not be deemed to be employees of any other party hereto. In addition, the party employing or otherwise engaging such employees, shall at all times be responsible for the compensation of, and payment of applicable state and federal income taxes with respect to, any personnel employed by such party to perform any services hereunder.

     Section 10.21. No Third Party Beneficiaries. This Participation Agreement is for the sole benefit of the parties hereto and their permitted successors and assigns and nothing in this Participation Agreement, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy, of any nature whatsoever under or by reason of this Participation Agreement.

     Section 10.22. Limitation of Scope of Representations and Warranties and Other Disclosures. The representations, warranties and other disclosures set forth by each party hereto are only made for the benefit of the parties hereto and the purpose of the transactions contemplated hereby and are not intended for use by any person with respect to any acquisition or disposition of any security of any party hereto.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     THIS PARTICIPATION AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have caused this HSBC Refund Anticipation Loan Participation Agreement to be executed by their respective duly authorized officers as of the date set forth above.

                                        HSBC BANK USA, NATIONAL ASSOCIATION,
                                        a national banking association


                                        By: /s/ Kathleen R. Whelehan
                                            ------------------------------------
                                        Name: Kathleen R. Whelehan
                                        Title: EVP


                                        HSBC TAXPAYER FINANCIAL SERVICES, INC.,
                                        a Delaware corporation


                                        By: /s/ Paul J. Creatura
                                            ------------------------------------
                                        Name: Paul J. Creatura
                                        Title: CEO


                                        HOUSEHOLD TAX MASTERS ACQUISITION
                                        CORPORATION,
                                        a Delaware corporation


                                        By: /s/ Paul J. Creatura
                                            ------------------------------------
                                        Name: Paul J. Creatura
                                        Title: President


                                        BLOCK FINANCIAL CORPORATION,
                                        a Delaware corporation


                                        By: /s/ Bret G. Wilson
                                            ------------------------------------
                                        Name: Bret G. Wilson
                                        Title: Secretary